Exhibit 10.1

JOINDER AGREEMENT

This JOINDER AGREEMENT (this “Joinder Agreement”) is entered into as of December 20, 2024, by the undersigned (the “Additional Party”), in favor of the UNITED STATES DEPARTMENT OF ENERGY, an agency of the United States of America (“DOE”) and CITIBANK, N.A., acting through its Agency and Trust Division, a national banking association organized and existing under the laws of the United States of America, as collateral agent for the Secured Parties (in such capacity, together with its successors and permitted assigns in such capacity, the “Collateral Agent”) under that certain Omnibus Amendment and Termination Agreement, dated as of December 17, 2024 (the “Omnibus Amendment and Termination Agreement”), by and among LITHIUM NEVADA CORP., a Nevada corporation (the “Borrower”), DOE, LITHIUM AMERICAS CORP., a corporation organized under the laws of the Province of British Columbia, Canada (the “Sponsor”), 1339480 B.C. LTD., a corporation organized under the laws of the Province of British Columbia, Canada (“B.C. Corp.”), LITHIUM NEVADA VENTURES LLC, a Delaware limited liability company (the “LAC-GM Joint Venture”), LITHIUM NEVADA PROJECTS LLC, a Nevada limited liability company (the “Direct Parent”), KV PROJECT LLC, a Nevada limited liability company (“KV Project”), and the Collateral Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Omnibus Amendment and Termination Agreement and that certain Loan Arrangement and Reimbursement Agreement, dated as of October 28, 2024, by and between the Borrower and DOE (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “LARA”), as applicable.

The Additional Party, for the benefit of the Secured Parties, hereby agree as follows:

1. Additional Party. The Additional Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, the Additional Party (a) will be deemed to be a “Party” to the Omnibus Amendment and Termination Agreement for all purposes and shall have all of the obligations of a Party thereunder with the same force and effect as if originally named therein as such and will be deemed to be a “party” to the Affiliate Support Agreement for all purposes and shall have all of the obligations of a party thereunder with the same force and effect as if originally named therein as such. The Additional Party hereby (i) ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to a Party contained in the Omnibus Amendment and Termination Agreement and a party contained in the Affiliate Support Agreement. In furtherance of the foregoing, the Additional Party, as security for the payment and performance in full of the Secured Obligations (as defined in the LARA), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties and their successors and assigns, a security interest in, and First Priority Lien in favor of the Collateral Agent on, all of the Additional Party’s right, title and interest in and to the Sponsor Entity Security (as defined in the Affiliate Support Agreement), whether now existing or owned or hereafter acquired or arising. Each reference to a “Sponsor Entity”, “Borrower Affiliate” or “Borrower Entity” in the Financing Documents shall be deemed to include the Additional Party. Each of the Omnibus Amendment and Termination Agreement and the Affiliate Support Agreement is hereby incorporated herein by reference.

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2. Address for Notice Purposes. The address of the Additional Party for purposes of all notices and other communications is set forth on the signature page hereof.

3. Representations and Warranties. The Additional Party hereby represents and confirms that: (i) this Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and (ii) the representations and warranties set forth in the LARA, Affiliate Support Agreement, Accounts Agreement and Security Agreement, as applicable, are, with respect to the Additional Party, true and correct in all material respects (except for any representations and warranties qualified by materiality or Material Adverse Effect, in which case such representations and warranties are true and correct in all respects) on and as of the Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

4. Severability. Any provision of this Joinder Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Joinder Agreement and the effect thereof shall be confined to the provision held to be invalid or illegal.

5. Counterparts. This Joinder Agreement may be executed in one or more duplicate counterparts and when executed by all of the parties shall constitute a single binding agreement.. This Joinder Agreement shall become effective when it shall have been executed by each of the parties hereto and when DOE shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Except to the extent applicable law would prohibit the same, make the same unenforceable or affirmatively requires a manually executed counterpart signature, (i) the delivery of an executed counterpart of a signature page of this Joinder Agreement by emailed .pdf or any other electronic means approved by DOE in writing (which may be via email) that reproduces an image of the actual executed signature page shall be as effective as the delivery of a manually executed counterpart of this Agreement, and (ii) if agreed by DOE in writing (which may be via email) with respect to this Joinder Agreement, the delivery of an executed counterpart of a signature page of this Joinder Agreement by electronic means that types in the signatory to a document as a “conformed signature” from an email address approved by DOE in writing (which may be via email) shall be as effective as the delivery of a manually executed counterpart of this Joinder Agreement. In furtherance of the foregoing, the words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Joinder Agreement and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

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6. Governing Law. Sections 11.13 (Governing Law; Waiver of Jury Trial) and 11.14 (Submission to Jurisdiction) of the LARA are hereby incorporated herein by reference, mutatis mutandis.

7. Omnibus Amendment and Termination Agreement. Each reference in any Financing Document to the Omnibus Amendment and Termination Agreement shall mean the Omnibus Amendment and Termination Agreement as supplemented by this Joinder Agreement. Except as expressly supplemented hereby, each of the Omnibus Amendment and Termination Agreement and the Affiliate Support Agreement shall remain in full force and effect.

8. Collateral Agent Approval. Acting on the instructions of DOE, in its capacity as the Collateral Agent under the Omnibus Amendment and Termination Agreement, the Collateral Agent hereby acknowledges receipt of, and consent to and approval of, this Joinder Agreement. In the performance of its obligations hereunder, the Collateral Agent shall be entitled to all of the rights, privileges, powers, benefits, protections, indemnities and immunities afforded to the Collateral Agent under the Accounts Agreement, as if the same were fully and specifically set forth herein, mutatis mutandis.

[Remainder of page intentionally left blank. Signature pages follow.]

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IN WITNESS WHEREOF, the undersigned Additional Party has executed this Joinder Agreement as of the date first above written.

ADDITIONAL PARTY:

LAC US CORP.

By:	/s/ Jonathan Evans
Name:	Jonathan Evans
Title:	Director, President

Address for notices:

LAC US Corp.
Suite 3260 - 666 Burrard Street
Vancouver, British Columbia V6C 2X8
Canada
Attn:	General Counsel
Email:	[***]

[Signature Page to Joinder Agreement (Thacker Pass)]

ACKNOWLEDGED AND ACCEPTED BY:

LITHIUM NEVADA CORP.,
as Borrower

By:	/s/ Jonathan Evans
	Name:	Jonathan Evans
	Title:	Director/Chairman & President

LITHIUM AMERICAS CORP.,
as Sponsor

By:	/s/ Jonathan Evans
	Name:	Jonathan Evans
	Title:	Director, President and Chief
Executive Officer

1339480 B.C. LTD.,
as B.C. Corp.

By:	/s/ Jonathan Evans
	Name:	Jonathan Evans
	Title:	Director, Chief Executive Officer

LITHIUM NEVADA VENTURES LLC,
as LAC-GM Joint Venture

By:	/s/ Jonathan Evans
	Name:	Jonathan Evans
	Title:	President

[Signature Page to Joinder Agreement (Thacker Pass)]

LITHIUM NEVADA PROJECTS LLC,
as Direct Parent

By:	/s/ Jonathan Evans
	Name:	Jonathan Evans
	Title:	President

KV PROJECT LLC,
as KV Project

By:	/s/ Jonathan Evans
	Name:	Jonathan Evans
	Title:	Authorized Signatory

[Signature Page to Joinder Agreement (Thacker Pass)]

DOE:

U.S. Department of Energy

By:	/s/ Hernan Cortes
Name:	Hernan Cortes
Title:	Director

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CITIBANK, N.A.,
not in its individual capacity, but solely as the
Collateral Agent acting through its Agency and
Trust Division

By:	/s/ Marion Zinowski
Name:	Marion Zinowski
Title:	Senior Trust Officer

[Signature Page to Joinder Agreement (Thacker Pass)]